HSBC Automotive Trust 2005-1
Class A-1 3.45833% Notes
Class A-2 3.92% Notes
Class A-3 4.15% Notes
Class A-4 4.35% Notes

Master Servicer's Certificate
(Delivered pursuant to Section 4.9 of
the Master Sale and Servicing Agreement)

Collection Period Beginning	07-Jun-05
Collection Period Ending	30-Jun-05
Previous Distribution Date	N/A
Distribution Date	18-Jul-05
Days in Interest Period	26
Days in Collection Period	24
Months Since Closing	1

I.COLLECTION PERIOD POOL BALANCE CALCULATION:

Beginning of Collection Period Pool Balance	$1,535,203,825.12

Principal Receivables Added	$0.00

Monthly Principal Amounts:

Principal Payments Received for the Collection Period	$40,653,226.13

Liquidated Receivables for the Collection Period	$11,391.71

Principal Amount of Repurchased Receivables for the Collection Period	$0.00

End of Collection Period Pool Balance	$1,494,539,207.28

End of Collection Period Pool Factor	97.35%

II.COLLECTION PERIOD NOTEHOLDER CALCULATIONS:

(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$124.39
2. Principal distribution per $1,000	$121.90
3. Interest distribution per $1,000	$2.50

B. Calculation of Class A-1 interest due
1. Class A-1 related Note Rate	3.45833%
2. Class A-1 note balance - beginning of period	$333,600,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	26.00
5. Class A-1 interest due - current period	$833,226.97
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$833,226.97
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$333,600,000.00
2. Class A-1 minimum principal distributable amount - due	$40,664,617.84
3. Class A-1 additional principal distributable amount - due	$135,220,818.16
4. Class A-1 minimum principal distributable amount - paid	$40,664,617.84
5. Class A-1 additional principal distributable amount - paid	$0.00
6. Class A-1 note balance - end of period	$292,935,382.16
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	30.602806%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	19.600381%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$2.72
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$2.72

B. Calculation of Class A-2 interest due
1. Class A-2 related Note Rate	3.9200%
2. Class A-2 note balance - beginning of period	$251,300,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-2 interest due - current period	$684,094.44
6. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
7. Class A-2 interest paid	$684,094.44
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 note balance - beginning of period	$251,300,000.00
2. Class A-2 minimum principal distributable amount - due	$0.00
3. Class A-2 additional principal distributable amount - due	$135,220,818.16
4. Class A-2 minimum principal distributable amount - paid	$0.00
5. Class A-2 additional principal distributable amount - paid	$0.00
6. Class A-2 note balance - end of period	$251,300,000.00
7. Class A-2 notes as a percentage of the total Notes outstanding on the Distribution Date	26.253180%
8. Class A-2 notes as a percentage of the Pool Balance on the Distribution Date	16.814547%
9. Class A-1 and A-2 notes as a percentage of the Pool Balance on the Distribution Date	36.414928%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$2.88
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$2.88

B. Calculation of Class A-3 interest Due
1. Class A-3 related Note Rate	4.15%
2. Class A-3 note balance - beginning of period	$264,800,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-3 interest due - current period	$763,138.89
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 interest paid	$763,138.89
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 note balance - beginning of period	$264,800,000.00
2. Class A-3 minimum principal distributable amount - due	$0.00
3. Class A-3 additional principal distributable amount - due	$135,220,818.16
4. Class A-3 minimum principal distributable amount - paid	$0.00
5. Class A-3 additional principal distributable amount - paid	$0.00
6. Class A-3 note balance - end of period	$264,800,000.00
7. Class A-3 notes as a percentage of the total Notes outstanding on the Distribution Date	27.663518%
8. Class A-3 notes as a percentage of the Pool Balance on the Distribution Date	17.717836%
9. Class A-1, A-2 and A-3 notes as a percentage of the Pool Balance on the Distribution Date	54.132764%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.02
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$3.02

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	4.3500%
2. Class A-4 principal balance - beginning of period	$148,182,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-4 interest due - current period	$447,633.13
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 interest paid	$447,633.13
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 note balance - beginning of period	$148,182,000.00
2. Class A-4 minimum principal distributable amount - due	$0.00
3. Class A-4 additional principal distributable amount - due	$135,220,818.16
4. Class A-4 minimum principal distributable amount - paid	$0.00
5. Class A-4 additional principal distributable amount - paid	$0.00
6. Class A-4 note balance - end of period	$148,182,000.00
7. Class A-4 notes as a percentage of the total Notes outstanding on the Distribution Date	15.480496%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	9.914895%
9. Class A-1, A-2, A-3 and A-4 notes as a percentage of the Pool Balance on the Distribution Date	64.047659%

III.PRINCIPAL DISTRIBUTABLE AMOUNT CALCULATION

Aggregate Optimal Note Principal Balance for the Distribution Date:
Pool Balance as of the end of the Collection Period	$1,494,539,207.28
Factor	55.00%
Aggregate Optimal Note Principal Balance for the Distribution Date	$821,996,564.00

Optimal Principal Distributable Amount for the Distribution Date:
The excess, if any, of
(x) Aggregate Note Principal Balance over	$997,882,000.00
(y) Aggregate Optimal Note Principal Balance for such Distribution Date	$821,996,564.00
Optimal Principal Distributable Amount	$175,885,436.00

Class A Minimum Principal Distributable Amount:
Greater of (a), (b), or (c):
(a) The lesser of:
(i) Optimal Principal Distributable Amount	$175,885,436.00
(ii) BOM Principal Balance less EOM Principal Balance	$40,664,617.84
(iii) Aggregate Note Principal Balance	$997,882,000.00
(b) The amount necessary on a Note's Scheduled Maturity Date to bring the Note's
Aggregate Note Principal Balance to zero	$0.00
(c) The excess of the Aggregate Note Principal Balance over the
Pool Balance	$0.00
Class A Minimum Principal Distributable Amount	$40,664,617.84

Class A Additional Principal Distributable Amount
Excess of:
(i) Aggregate Note Principal Balance	$997,882,000.00
Less: Class A Minimum Principal Distributable Amount paid over	$40,664,617.84
(ii) Aggregate Optimal Note Principal Balance	$821,996,564.00
Class A Additional Principal Distributable Amount	$135,220,818.16

IV.RESERVE ACCOUNT RECONCILIATION

Beginning Reserve Account Balance	$15,352,038.25

Targeted Reserve Account Balance	$44,836,176.22

Reserve Account Shortfall	$29,484,137.97

Reserve Account Deposit	$10,473,226.47

Reserve Account Release	$0.00

Ending Reserve Account Balance	$25,825,264.72

Ending Reserve Account Balance as a percentage of the Ending Pool Balance	1.73%

V.CERTIFICATE CALCULATION

Beginning Certificate Balance	$537,321,825.12

Ending Certificate Balance	$537,321,825.12

Ending Certificate Balance as a percentage of the Ending Pool Balance	35.95%

VI.RECONCILIATION OF COLLECTION ACCOUNT

(A)Available Funds (Sect. 2.01(a))
i.Collections
(a) Collections On Receivables	$53,849,759.42
(b) Net Liquidation Proceeds	$4,471.00
(c) Substitution Adjustment Amounts	$0.00
Total Collections	$53,854,230.42
ii.Collection and Reserve Account investment income	$11,707.32
iii.Repurchase Amounts deposited in the Collection Account	$0.00
iv.Proceeds of any liquidation of the Trust	$0.00
Available Funds for distribution	$53,865,937.74

Distributions (Sect. 3.03)
(A)Available Funds	$53,865,937.74
(B)Servicing Fee
i.Servicing Fee (If HSBC Finance is no longer the Master Servicer)	$0.00
(C)Unpaid Administrator, and Indenture and Owner Trustee fees	$0.00
Remaining available funds for interest distribution	$53,865,937.74
(D)Class A Interest Distributable Amount paid
i.Class A-1 interest paid	$833,226.97
ii.Class A-2 interest paid	$684,094.44
iii.Class A-3 interest paid	$763,138.89
iv.Class A-4 interest paid	$447,633.13
Total Class A Interest Distributable Amount paid	$2,728,093.43
Remaining Available Funds for principal distribution	$51,137,844.31
(E)Class A Minimum Principal Distributable Amount paid
i.Class A-1 minimum principal paid	$40,664,617.84
ii.Class A-2 minimum principal paid	$0.00
iii.Class A-3 minimum principal paid	$0.00
iv.Class A-4 minimum principal paid	$0.00
Class A Minimum Principal Distributable Amount paid	$40,664,617.84
Remaining funds	$10,473,226.47
(F)Reserve Account Shortfall Amount - deposited	$10,473,226.47
Remaining funds	$0.00
Class A Additional Principal Distributable Amount
i.Class A-1 additional principal distributable amount	$0.00
ii.Class A-2 additional principal distributable amount	$0.00
iii.Class A-3 additional principal distributable amount	$0.00
iv.Class A-4 additional principal distributable amount	$0.00
Class A Additional Principal Distributable Amount - paid	$0.00
Remaining funds	$0.00
(G)Amount released from Reserve Account	$0.00
Remaining funds for Servicing Fee	$0.00
(H)Servicing Fee (If HSBC Finance is Servicer)	$0.00
Remaining Available Funds for distribution to Certificateholders	$0.00

VII.OTHER STATISTICS

Delinquency
A.One payment delinquent - $	$12,250,810.32
% of Principal Receivables	0.82%
B.Two payments delinquent - $	$27,218.06
% of Principal Receivables	0.00%
C.Three or more payments delinquent - $	$0.00
% of Principal Receivables	0.00%
D.Two or more payments delinquent - $	$27,218.06
% of Principal Receivables	0.00%

Repossessed Vehicles	$233,588.42
% of Principal Receivables	0.02%

Cumulative Net Loss Percentage	0.00%

The weighted average coupon (WAC) was equal to	13.4943%

The weighted average remaining maturity (WARM) was equal to	55

MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION,
("HSBC FINANCE"), as Master Servicer
HSBC AUTO RECEIVABLES CORPORATION

HSBC AUTOMOTIVE TRUST 2005-1
Class A Notes

The undersigned, a duly authorized representative of HSBC Finance Corporation,
("HSBC Finance"), as Master Servicer (the "Servicer"), pursuant to the Master Sale and Servicing Agreement, dated as of June 22, 2005, by and among the
Servicer, HSBC Automotive Trust 2005-1, as issuer (the "Issuer"), HSBC Auto
Receivables Corporation, as Seller (the "Seller"), Wells Fargo Bank, National Association,
as Indenture Trustee (the "Indenture Trustee"), and HSBC Bank USA, National Association,
as Administrator (the "Administrator") does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 2005-1 Supplement, dated as of
June 22, 2005, by and among the Servicer, Issuer, Seller, Indenture Trustee, Administrator
and U.S. Bank Trust National Association, as Owner Trustee (the "Owner Trustee").

2. HSBC FINANCE was, as of the date hereof, the Servicer
under the Master Sale and Servicing Agreement.

3. The undersigned was a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 18, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.

6. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Basic Documents
(or if there was a lien, such lien consists of: ______________________).

7. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
July 15, 2005

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer